UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2022

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 5.02 Regulation FD Disclosure.

Effective September 23, 2022, Blueprint Medicines Corporation (the “Company”) entered into employment agreement amendments with its chief executive officer (principal executive officer), chief financial officer (principal financial officer), other named executive officers and other officers of the Company (collectively, the “executives”), which have been Attorney Client Privileged & Confidential approved by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”).

The amendments reflect each executive’s current annual target incentive compensation as approved in the first quarter of this year by the Compensation Committee, as well as by stockholders, via a non-binding advisory vote, at the Company’s Annual Meeting of Stockholders held on June 21st of this year. The amendments also align the way the executives’ annual target incentive compensation is described to be consistent with the way annual base salary is described throughout the employment agreements. For example, the description of annual base salary in the employment agreements has always included the statement that it may be adjusted from time to time by the Compensation Committee or the Board of Directors, which alleviates the need to amend the employment agreement each time a salary adjustment is made. These current amendments provide that same flexibility for target incentive compensation, so that any potential future adjustments approved by the Compensation Committee will not require further employment agreement amendments.

The foregoing description of the amendments are qualified in their entirety by reference to the complete text of each such agreement, copies of which are attached as Exhibits 10.1 to 10.11 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Employment Agreement, dated September 23, 2022, by and between the Registrant and Kathryn Haviland
10.2	Third Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Michael Landsittel
10.3	First Amendment to Amended and Restated Employment Agreement, dated September 23, 2022, by and between the Registrant and Christina Rossi
10.4	Second Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Fouad Namouni
10.5	Second Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Tracey L. McCain
10.6	Second Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Lemuel Becker Hewes
10.7	Second Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Christopher Murray
10.8	Second Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Percy H. Carter
10.9	Third Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Debra Durso-Bumpus
10.10	Second Amendment to Employment Agreement, dated September 23, 2022, by and between the Registrant and Ariel Hurley
10.11	First Amendment to Amended and Restated Employment Agreement, dated September 23, 2022, by and between the Registrant and Philina Lee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: September 23, 2022	By:	/s/ Kathryn Haviland
Kathryn Haviland
Chief Executive Officer